Exhibit 99.2

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Connecticut Green Bank (the “Bank”)

RBC Capital Markets, LLC (“RBC”)

(together, the “Specified Parties”)

Re: SHREC ABS 1 LLC, Series 2019-1 Notes - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Bank in an electronic data file entitled “Tranche 1 and 2 Combined Final Tape_FICO(dah_update_2.4.19).xlsx,” provided by the Bank on February 4, 2019, containing certain information related to 14,038 solar photovoltaic systems (the “Systems”) as of February 4, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering of SHREC ABS 1 LLC, Series 2019-1 Notes. The Bank is responsible for the specified attributes identified by the Bank in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Nameplate Rating and Incentive Selector Calculated Amount percentage difference were within 0.01 kW-dc and 3.0%, respectively.

•

The term “Technical Report” means two electronic files entitled “10081249-OAL-R-01-D CT Green Bank Securitization Tech DD .pdf” and “10081249-OAL-R-02-B CT Green Bank Securitization Tranche 2.docx,” provided by the Bank on November 20, 2018, containing the technical due diligence review of the Systems performed by a third party.

•

The term “Year 1 Forecast File” means an electronic data file entitled “P50 P90 Per Project ID_043018Vrep (Base).xlsx,” provided by the Bank on November 20, 2018, containing the first year forecasted power production (in kilowatts) for each System, which the Bank informed us was produced by a third party.

•

The term “Sources” refers to the following documents and information provided by the Bank: Reservation Letter, Adjusted Reservation Letter (if any), Approval to Energize Letter, Revised Site Plan (if any), Revised Electric Line (if any), Electric Bills (if any), Agreement Transfer Letter (if any), Lease Agreement (if any), $/kWh Incentive Rate (if any), screenshots from the Bank’s energy efficiency program management system (the “Internal Database”), the Technical Report, and the Year 1 Forecast File.

A.

The Bank instructed us to select a random sample of 125 Systems (the “Sample Systems”) from the Data File. A listing of the Sample Systems is attached hereto as Exhibit A. For purposes of this procedure, the Bank did not inform us as to the basis for how they determined the number of Systems we were instructed to randomly select from the Data File.

B.

For each of the Sample Systems, we compared or recomputed the specified attributes in the Data File to or using the corresponding information contained in the respective Sources. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing instructions provided by the Bank (as applicable) indicated below, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources/Bank’s Instructions

1. Nameplate Rating (kW-dc)

Reservation Letter, Adjusted Reservation Letter

For Sample Systems for which the Nameplate Rating was not listed on the Adjusted Reservation Letter, the Bank instructed us to compare the information to the system size listed in the Revised Site Plan or Revised Electric Line, or to recompute the Nameplate Rating as the product of the number of modules and the kW amount per module, both listed in the Revised Electric Line.

2. Estimated Annual Degradation	Technical Report

3. System Estimated kWh Production (Year 1)

Year 1 Forecast File

For Sample System #106 and #125, for which the information was not available in the Year 1 Forecast File, the Bank instructed us to compare the System Estimated kWh Production (Year 1) stated in the Data File to the corresponding information contained in the screenshot from the Bank’s Internal Database.

4. Project Size as listed in EDC Approval to Energize (in kW AC)

Approval to Energize

If the Approval to Energize did not state the Project Size, the Bank instructed us to compare the information to the size of the Inverter stated in the Current System Information on the screenshot from the Bank’s Internal Database.

5. PV System PV Module Manufacturer (ALL)	Screenshot from the Bank’s Internal Database

6. Calculated Inverter Nameplate Rating (kWH AC)	Screenshot from the Bank’s Internal Database

7. PV System Inverter Manufacturer (ALL)	Screenshot from the Bank’s Internal Database

8. Host Customer Zip Code

Approval to Energize.

For Sample Systems for which the Host Customer Zip Code in the Data File did not agree to the Approval to Energize, the Bank instructed us to compare the information to the Electric Bill.

Attribute	Sources/Bank’s Instructions

9. Installer Company	Reservation Letter, Adjusted Reservation Letter

10. Utility Company	Approval to Energize

11. Incentive Selector Selected Incentive Design	Screenshot from the Bank’s Internal Database

12. System Owner

Reservation Letter, Adjusted Reservation Letter

For Sample Systems subject to System Owner “Homeowner Owned,” the Bank instructed us to consider the information to be in agreement if the Reservation Letter or Adjusted Reservation Letter stated the incentive type as “Expected Performance-Based Buydown (EPBB).”

For Sample Systems with System Owner “T-PO,” the Bank instructed us to consider the information to be in agreement if the Reservation Letter or Adjusted Reservation Letter stated the incentive type as “Performance-Based Incentive (PBI).”

13. Owner

For Sample Systems with System Owner (attribute #12) “Homeowner Owned,” the Bank instructed us to consider the information to be in agreement if the Owner stated in the Data File was blank.

For Sample Systems with System Owner “T-PO,” the Bank instructed us to compare the Owner in the Data File to the corresponding information contained in the Reservation Letter or Adjusted Reservation Letter.

For Sample Systems #46, #78, #79, #82, #83, and #84, which the Bank informed us were transferred ownership, the Bank instructed us to compare the Owner in the Data File to the Owner listed in the Agreement Transfer Letter.

For Sample System #52, which the Bank informed us was leased to a third party, the Bank instructed us to compare the Owner in the Data File to the name of the lessor listed in the Lease Agreement, which stated the Owner in the Reservation Letter was the arranger of the lease.

Attribute	Sources/Bank’s Instructions

14. MW (dc)	The Bank instructed us to recompute MW (dc) as the Nameplate Rating (kW-dc) stated in the Data File divided by 1000.

15. Incentive Selector Calculated Amount

Reservation Letter, Adjusted Reservation Letter

For Sample Systems for which the Incentive Selector Calculated Amount was not listed on the Reservation Letter or Adjusted Reservation Letter, the Bank instructed us to recompute as the product of (i) the estimated annual production stated in the screenshot from the Bank’s Internal Database, (ii) 6 years, (iii) the adjustment factor representing the Estimated Annual Degradation (attribute #2) applied over the 6-year period, and (ii) the $/kWh Incentive Rate provided by the Bank.

16. Commercial Operation Date	Approval to Energize

The information regarding the Sample Systems was found to be in agreement with the respective information stated in the Sources.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Bank in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information included in the Data File and the Sources, and instructions provided by the Bank, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Systems, (ii) the reasonableness of the instructions provided by the Bank, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or installation of the Systems to stated underwriting, incentives, or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such System being securitized, (iii) the compliance of the owner or installer of the Systems with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Systems that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

February 21, 2018

Exhibit A

The Sample Systems

Sample System Number	Application ID1	Sample System Number	Application ID1	Sample System Number	Application ID1
1	2018-1	51	2018-51	101	2018-101
2	2018-2	52	2018-52	102	2018-102
3	2018-3	53	2018-53	103	2018-103
4	2018-4	54	2018-54	104	2018-104
5	2018-5	55	2018-55	105	2018-105
6	2018-6	56	2018-56	106	2018-106
7	2018-7	57	2018-57	107	2018-107
8	2018-8	58	2018-58	108	2018-108
9	2018-9	59	2018-59	109	2018-109
10	2018-10	60	2018-60	110	2018-110
11	2018-11	61	2018-61	111	2018-111
12	2018-12	62	2018-62	112	2018-112
13	2018-13	63	2018-63	113	2018-113
14	2018-14	64	2018-64	114	2018-114
15	2018-15	65	2018-65	115	2018-115
16	2018-16	66	2018-66	116	2018-116
17	2018-17	67	2018-67	117	2018-117
18	2018-18	68	2018-68	118	2018-118
19	2018-19	69	2018-69	119	2018-119
20	2018-20	70	2018-70	120	2018-120
21	2018-21	71	2018-71	121	2018-121
22	2018-22	72	2018-72	122	2018-122
23	2018-23	73	2018-73	123	2018-123
24	2018-24	74	2018-74	124	2018-124
25	2018-25	75	2018-75	125	2018-125
26	2018-26	76	2018-76
27	2018-27	77	2018-77
28	2018-28	78	2018-78
29	2018-29	79	2018-79
30	2018-30	80	2018-80
31	2018-31	81	2018-81
32	2018-32	82	2018-82
33	2018-33	83	2018-83
34	2018-34	84	2018-84
35	2018-35	85	2018-85
36	2018-36	86	2018-86
37	2018-37	87	2018-87
38	2018-38	88	2018-88
39	2018-39	89	2018-89
40	2018-40	90	2018-90
41	2018-41	91	2018-91
42	2018-42	92	2018-92
43	2018-43	93	2018-93
44	2018-44	94	2018-94
45	2018-45	95	2018-95
46	2018-46	96	2018-96
47	2018-47	97	2018-97
48	2018-48	98	2018-98
49	2018-49	99	2018-99
50	2018-50	100	2018-100

[1]	The Bank has assigned a unique Application ID to each Sample System. The Application IDs referred to in this Exhibit are not the actual Application ID Numbers.